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Exhibit 10.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Registration Statements on Form S-8, File No. 33-28473, Form S-8, File No. 333-06958, Form S-8, File No. 333-11178, Form F-2, File No. 33-51798, Form F-3, File No. 33-96994, and Form F-3, File No. 333-06960 of our reports dated April 1, 2003, relating to the consolidated financial statements of Stolt-Nielsen S.A. (the Company) as of and for the year ended November 30, 2002, (which audit report expresses an unqualified opinion and includes an explanatory paragraph relating to the application of procedures relating to certain disclosures and reclassifications of financial statement amounts related to the 2001 and 2000 financial statements that were audited by other auditors who have ceased operations and for which we have expressed no opinion or other form of assurance other than with respect to such disclosures and reclassifications) appearing in and incorporated by reference in this Annual Report on Form 20-F/A of Stolt-Nielsen S.A. for the year ended November 30, 2002.

/s/ DELOITTE & TOUCHE LLP

New York, New York

May 29, 2003

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  Exhibit 10.1